Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William E. Waltz, the Chief Executive Officer of Atkore International Group Inc., certify that (i) the Quarterly Report on Form 10-Q for the quarter ended December 28, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Atkore International Group Inc.

Dated:	February 6, 2019	/s/ William E. Waltz
William E. Waltz
President and Chief Executive Officer (Principal Executive Officer)

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David P. Johnson, the Chief Financial Officer of Atkore International Group Inc., certify that (i) the Quarterly Report on Form 10-Q for the quarter ended December 28, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Atkore International Group Inc.

Dated:	February 6, 2019	/s/ David P. Johnson
David P. Johnson
Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)